SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                September 7, 2001


                            ADVANCE FINANCIAL BANCORP
             -------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




            Delaware                    0-21885                55-0753533
 ----------------------------       --------------  ----------------------------
 (State or other jurisdiction       (SEC File No.)  (IRS Employer Identification
           of incorporation)                                     Number)


1015 Commerce Street, Wellsburg, WV                            26070
------------------------------------                         ---------
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:         (304) 737-3531
                                                             --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.  Other Events
---------------------

         As of the close of business on September 7, 2001, Advance Financial Bancorp completed its previously announced acquisition of Ohio State Financial Services, Inc., Bridgeport, Ohio. For further information please refer to the Press Release attached as Exhibit 99 to this Report.

Item 7.  Exhibits
-----------------

(c)      Exhibits

         Exhibit 99 -- Press Release, dated September 10, 2001.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 ADVANCE FINANCIAL BANCORP




Date:    September 12, 2001      By:      /s/Stephen M. Gagliardi
                                          -------------------------------------
                                          Stephen M. Gagliardi
                                          President and Chief Executive Officer